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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 9, 1999



                          HILLENBRAND INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           INDIANA                    1-6651                   35-1160484
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


            700 STATE ROUTE 46 EAST
            BATESVILLE, INDIANA                                47006-8835
           (Address of principal executive offices)            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (812) 934-7000


                                 NOT APPLICABLE
                         (Former name or former address,
                         if changed since last report.)



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ITEM 5.       OTHER EVENTS

     On August 9, 1999, Hillenbrand Industries, Inc., an Indiana corporation (the "Company"), announced that it expects its earnings per share for the third quarter of 1999 and for the year ended November 27, 1999 to be lower than analysts' estimates, as more fully described in the press release filed as
Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

  (c)     Exhibits.

          99.1 Press release dated August 9, 1999 issued by the Company regarding the Company's earnings per share.









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HILLENBRAND INDUSTRIES, INC.

DATE:  August 10, 1999                  BY:   /s/   Donald G. Barger, Jr.
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                                                    Donald G. Barger, Jr.
                                                    Vice President and
                                                    Chief Financial Officer

















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                                  EXHIBIT INDEX


    Exhibit Number                              Exhibit Description

       99.1                                     Press Release dated
                                                August 9, 1999 issued
                                                by the Company.


























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